Exhibit 10.6

Image Entertainment, Inc.
Restricted Stock Award Agreement

Image Entertainment, Inc. (the “Company”), pursuant to its 2008 Stock Awards and Incentive Plan (the “Plan”) and this Restricted Stock Award Agreement (the “Agreement”), hereby grants to the person named herein (the “Participant”) a Restricted Stock Award (the “Award”) for the number of shares of the Company’s Common Stock set forth below.  This Award is subject to all of the terms and conditions as set forth herein and in the Plan, which is attached hereto and incorporated herein in its entirety.

Participant:
Date of Grant:
Vesting Commencement Date:
Number of Shares (“Shares”):
Fair Market Value Per Share (Informational, for tax purposes):	$0
Vesting Schedule:

The details of the Award are as follows:

1.             Grant Pursuant to Plan.  This Award is granted pursuant to the Plan, which is incorporated herein for all purposes.  The Participant hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and conditions of this Agreement and of the Plan.  All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement, or, if such term is not defined in this Agreement, such term shall have the meaning assigned to it under the Plan.

2.             Restricted Stock Award.  The Company hereby grants to the Participant the number of Shares listed above as of the date of grant specified above (the “Grant Date”).  Such number of Shares may be adjusted from time to time pursuant to Paragraph XIII of the Plan.

3.             Vesting, Forfeiture of Shares and Leave of Absence.

(a)            Vesting.  The Participant shall become vested in the Shares in accordance with the vesting schedule listed above, except as otherwise accelerated pursuant to Paragraph 3(b).  Shares that have vested and are no longer subject to forfeiture according to the vesting schedule listed above are referred to herein as “Vested Shares.”  Shares that are not vested and remain subject to forfeiture under the vesting schedule are referred to herein as “Unvested Shares.”  The Unvested Shares will vest (and to the extent so vested cease to be Unvested Shares remaining subject to forfeiture) in accordance with the vesting schedule listed above.  Collectively, the Unvested Shares and the Vested Shares are referred to herein as the “Shares.”

(b)            Forfeiture.  The Participant shall forfeit to the Company any Unvested Shares, if any, in the event that the Participant’s employment or services with the Company terminate for any reason, except (i) as otherwise provided in this Agreement or the Plan; (ii) as otherwise determined by the Committee in its sole discretion, which determination need not be uniform as to all Participants; (iii) the Unvested Shares subject to this Award shall be fully vested upon the death or disability of the Participant, and (iv) the Unvested Shares subject to this Award shall become fully vested upon a Change of Control.

(c)            Leave of Absence.  The Committee shall have the discretion to determine whether and to what extent the vesting of Shares shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Shares shall be tolled during any such unpaid leave (unless otherwise required by the applicable laws). In the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Shares to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

4.             Section 83(b) Election for Award; Independent Tax Advice.

The Participant understands that under Section 83(a) of the Code, the excess of the Fair Market Value of the Unvested Shares on the date the forfeiture restrictions lapse over the purchase price, if any, paid for such Shares will be taxed, on the date such forfeiture restrictions lapse, as ordinary income subject to payroll and withholding tax and tax reporting, as applicable.  For this purpose, the term “forfeiture restrictions” means the right of the Company to receive back any Unvested Shares upon the Participant’s termination of employment or service.  The Participant understands that he or she may elect under Section 83(b) of the Code to be taxed at the time the Unvested Shares are acquired, rather than when and as the Unvested Shares cease to be subject to the forfeiture restrictions.  Such election (an “83(b) Election”) must be filed with the Internal Revenue Service within 30 days from the Grant Date of the Award.  Even if the Fair Market Value of the Unvested Shares on the Grant Date equals the purchase price, if any, (and thus no tax is payable), the Participant must file the election within the 30-day period to avoid the risk of adverse tax consequences in the future.

The Participant understands that there are significant risks associated with the decision to make an 83(b) Election.  If the Participant makes an 83(b) Election and the Unvested Shares are subsequently forfeited to the Company, the Participant will not be entitled to a deduction for any ordinary income previously recognized as a result of the 83(b) Election.  If the Participant makes an 83(b) Election and the value of the Unvested Shares subsequently declines, the 83(b) Election may cause the Participant to recognize more compensation income than would otherwise have been recognized.  On the other hand, if the value of the Unvested Shares increases and the Participant has not made an 83(b) Election, the Participant may recognize more compensation income than would have been recognized if the Participant had made the election.

THE FORM FOR MAKING AN 83(b) ELECTION IS ATTACHED TO THIS AGREEMENT AS EXHIBIT B.  THE PARTICIPANT UNDERSTANDS THAT, IF HE OR SHE DECIDES TO MAKE AN 83(b) ELECTION, IT IS THE PARTICIPANT’S RESPONSIBILITY TO FILE SUCH AN ELECTION WITH THE INTERNAL REVENUE SERVICE.   FAILURE TO FILE SUCH AN ELECTION WITHIN THE 30-DAY PERIOD MAY RESULT IN THE RECOGNITION OF ORDINARY INCOME BY THE PARTICIPANT AS THE FORFEITURE RESTRICTIONS LAPSE.  The Participant further understands that an additional copy of such election form should be filed with the Participant’s federal income tax return for the calendar year in which the date of this Agreement falls.  The Participant acknowledges that the foregoing is only a summary of the federal income tax laws that apply to the receipt of the Unvested Shares under this Agreement and does not purport to be complete.

THE PARTICIPANT FURTHER ACKNOWLEDGES THAT THE COMPANY HAS DIRECTED THE PARTICIPANT TO SEEK INDEPENDENT ADVICE REGARDING THE APPLICABLE PROVISIONS OF THE CODE, THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND THE TAX CONSEQUENCES OF THE PARTICIPANT’S DEATH.

The Participant agrees to execute and deliver to the Company with this Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election attached hereto as Exhibit A.  The Participant further agrees to execute and deliver to the Company with this Agreement a copy of the 83(b) Election attached hereto as Exhibit B if the Participant chooses to make such an election.

5.             Status as Shareholder.  The Participant will be recorded as a shareholder of the Company with respect to the Shares and will have all the rights of an equity interest holder of the Company, including voting rights; provided, however, that the Participant will not accrue or be entitled to any dividends with respect to the Unvested Shares.

6.             Tax Provisions.

(a)            Tax Consequences.  The Participant has reviewed with the Participant’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement.  The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.  The Participant understands that the Participant (and not the Company) shall be responsible for any tax liability that may arise as a result of the transactions contemplated by this Agreement.

(b)            Withholding Obligations.  At the time the Award is granted, or at any time thereafter as requested by the Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, including shares of Common Stock deliverable pursuant to this Award, and otherwise agrees to make adequate provision for, any sums required to satisfy the minimum federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the Award.

The Company, in its sole discretion, and in compliance with any applicable legal conditions or restrictions, may withhold from fully vested shares of Common Stock otherwise deliverable to the Participant upon the vesting of the Award a number of whole shares of Common Stock having a Fair Market Value, as determined by the Company as of the date the Participant recognizes income with respect to those shares of Common Stock, not in excess of the amount of minimum tax required to be withheld by law (or such lower amount as may be necessary to avoid adverse financial accounting treatment).  Any adverse consequences to the Participant arising in connection with such Common Stock withholding procedure shall be the Participant’s sole responsibility.

In addition, subject to the terms of the Agreement, the Company, in its sole discretion, may establish a procedure whereby the Participant may make an irrevocable election to direct a broker (determined by the Company) to sell sufficient shares of Common Stock from the Award to cover the tax withholding obligations of the Company or any Affiliate and deliver such proceeds to the Company.

Unless the tax withholding obligations of the Company or any Affiliate are satisfied, the Company shall have no obligation to issue a certificate for such shares of Common Stock.

(c)            Section 409A Amendments.  The Company agrees to cooperate with the Participant to amend this Agreement to the extent either the Company or the Participant deems necessary to avoid imposition of any additional tax or income recognition prior to actual payment to the Participant under Code Section 409A and any Treasury Regulations and Internal Revenue Service guidance thereunder, but only to the extent such amendment would not have an adverse effect on the Company and would not provide the Participant with any additional rights, in each case as determined by the Company, in its sole discretion.

7.             Consideration.  The Shares are granted in consideration for the services the Participant shall provide to the Company during the vesting period.

8.             Transferability Restrictions.  Vested Shares shall not be sold, assigned, exchanged, negotiated, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) or subject to execution, attachment or similar process under this Agreement prior to eighteen months following the Vesting Commencement Date without prior approval of the Board; provided, however, that, prior to expiration of such eighteen-month period, no more than 50% of the total Vested Shares (based on the total number of Shares originally granted that have become vested) may be sold, transferred or otherwise disposed of in any way in one or more transactions during any six-month period, other than pursuant to the terms of a Change of Control, pursuant to a beneficiary designation in the event of death, or by will or the laws of descent and distribution.  Unvested Shares are not transferable and shall not be sold, assigned, exchanged, negotiated, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) or subject to execution, attachment or similar process.  Transfer or other disposition of any Vested Shares is subject to compliance with applicable federal and state securities laws.

9.             Book Entry Registration of the Shares.  The Company will issue the Shares by registering the Shares in book entry form with the Company’s transfer agent in your name and the applicable restrictions will be noted in the records of the Company’s transfer agent in the book entry system.  No certificate(s) representing all or any part of the Shares will be issued until such Shares become Vested Shares.

10.           Stop-Transfer Notices.  The Participant understands and agrees that, in order to ensure compliance with the restrictions referred to in this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.  The Company will not be required to (a) transfer on its books any Shares that have been sold or transferred in violation of the provisions of this Agreement or (b) treat as the owner of the Shares, or otherwise accord voting, dividend or liquidation rights to, any transferee to whom the Shares have been transferred in contravention of this Agreement.

11.           General Provisions.

(a)            Employment at Will.  Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue in the service of the Company or its Affiliates for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Affiliate employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate the Participant’s service at any time for any reason, with or without cause.

(b)            Notices.  Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party’s signature line on this Agreement or at such other address as such party may designate by ten (10) days’ advance written notice under this paragraph to all other parties to this Agreement.

(c)            No Limit on Other Compensation Arrangements.  Nothing contained in this Agreement shall preclude the Company from adopting or continuing in effect other or additional compensation arrangements, and those arrangements may be either generally applicable or applicable only in specific cases.

(d)            Severability.  If any provision of this Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or would disqualify this Agreement or the Award under any applicable law, that provision shall be construed or deemed amended to conform to applicable law (or if that provision cannot be so construed or deemed amended without materially altering the purpose or intent of this Agreement and the Award, that provision shall be stricken as to that jurisdiction and the remainder of this Agreement and the Award shall remain in full force and effect).

(e)            No Trust or Fund Created.  Neither this Agreement nor the grant of the Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and the Participant or any other person.  To the extent that the Participant or any other person acquires a right to receive shares of Common Stock from the Company pursuant to this Agreement, that right shall be no greater than the right of any unsecured general creditor of the Company.

(f)             Cancellation of Award.  If any Unvested Shares subject to this Agreement are forfeited, then from and after such time, the Participant (and any other person from whom such Unvested Shares are forfeited) shall no longer have any rights to such Unvested Shares.  Such Unvested Shares shall be deemed forfeited in accordance with the applicable provisions hereof.

(g)            Participant Undertaking.  The Participant hereby agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either the Participant or the shares of Common Stock deliverable pursuant to the provisions of this Agreement.

(h)            Amendment, Modification, and Entire Agreement.  No provision of this Agreement may be modified, waived or discharged unless that waiver, modification or discharge is agreed to in writing and signed by the Participant and the Committee.  This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof.  This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the terms of the Plan.  In the event of a conflict between the Plan and this Agreement, the terms of the Plan shall govern.  The Participant further acknowledges that as of the Grant Date, this Agreement and the Plan set forth the entire understanding between the Participant and the Company regarding the acquisition of Shares pursuant to this Award and supersede all prior oral and written agreements on that subject with the exception of awards from the Company previously granted and delivered to the Participant.  No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement.

(i)             Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without regard to the conflict-of-laws rules thereof or of any other jurisdiction.

(j)             Interpretation.  The Participant accepts this Award subject to all the terms and provisions of this Agreement and the terms and conditions of the Plan.  The undersigned Participant hereby accepts as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under this Agreement.

(k)            Successors and Assigns.  The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon the Participant, the Participant’s assigns and the legal representatives, heirs and legatees of the Participant’s estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.  The Company may assign its rights and obligations under this Agreement, including, but not limited to, the forfeiture provision of Paragraph 3(b) to any person or entity selected by the Board.

(l)             Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

(m)           Headings.  Headings are given to the Paragraphs and Subparagraphs of this Agreement solely as a convenience to facilitate reference.  The headings shall not be deemed in any way material or relevant to the construction or interpretation of this Agreement or any provision thereof.

12.           Representations.  The Participant acknowledges and agrees that the Participant has reviewed the Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing and accepting the Award and fully understands all provisions of the Award.

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IN WITNESS WHEREOF, the parties have executed this Restricted Stock Award Agreement on the day and year first indicated above.

Image Entertainment, Inc.

By:

Title:

Address:

Participant

Address:

EXHIBIT A
ACKNOWLEDGMENT AND STATEMENT OF DECISION
REGARDING SECTION 83(b) ELECTION

The undersigned, a recipient of ______ shares of Common Stock of Image Entertainment, Inc., a Delaware corporation (the "Company"), pursuant to a restricted stock award granted pursuant to the Company's 2008 Stock Awards and Incentive Plan (the "Plan"), hereby states as follows:

1.    The undersigned acknowledges receipt of a copy of the Plan relating to the offering of such shares.  The undersigned has carefully reviewed the Plan and the Restricted Stock Award Agreement pursuant to which the award was granted.

2.	The undersigned either (check and complete as applicable):

(a) ___
has consulted, and has been fully advised by, the undersigned's own tax advisor, ________________________, whose business address is _________________________, regarding the federal, state and local tax consequences of receiving shares under the Plan, and particularly regarding the advisability of making an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and pursuant to the corresponding provisions, if any, of applicable state law, or

(b) ___	has knowingly chosen not to consult such a tax advisor.

3.	The undersigned hereby states that the undersigned has decided (check as applicable)

(a) ___
to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned's executed Restricted Stock Award Agreement, an executed form entitled "Election Under Section 83(b) of the Internal Revenue Code of 1986", or

(b) ___	not to make an election pursuant to Section 83(b) of the Code.

4.   Neither the Company nor any affiliate or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned's purchase of shares under the Plan or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

Dated:
Recipient

Dated:
Recipient's Printed Name

Spouse of Recipient

Spouse's Printed Name

EXHIBIT B
ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of the property described below:

1.	The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER:  ____________________________
NAME OF SPOUSE:  _______________________________
ADDRESS:  ______________________________________
                      ______________________________________
IDENTIFICATION NO. OF TAXPAYER: ________________
IDENTIFICATION NO. OF SPOUSE: ___________________
TAXABLE YEAR:  2010

2.	The property with respect to which the election is made is described as follows: _________ shares of the Common Stock of Image Entertainment, Inc., a Delaware corporation (the "Company").

3.	The date on which the property was transferred is: September 17, 2010

4.	The property is subject to the following restrictions:

The property is subject to a right pursuant to which taxpayer forfeits the rights in and to the shares if the taxpayer's service with the Company is terminated.  The forfeiture right lapses in a series of installments over a three year period ending on August 5, 2013.

5.	The aggregate fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $____________

6.	The amount (if any) paid for such property is: $0.00

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above described property.  The undersigned is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:
Recipient
Dated:
Recipient's Spouse

Distribution of Copies

1.	File original with the Internal Revenue Service Center where the taxpayer's income tax return will be filed. Filing must be made by no later than 30 days after the date the property was transferred.

2.	Attach one copy to the taxpayer's income tax return for the taxable year in which the property was transferred.

3.	Mail one copy to the Company at the following address:

Image Entertainment, Inc.
20525 Nordhoff Street, Suite 200
Chatsworth, California 91311